T. ROWE PRICE NEW HORIZONS FUND

Supplement to Summary Prospectus Dated May 1, 2018

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective March 31, 2019, Joshua K. Spencer will replace Henry M. Ellenbogen as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Spencer joined T. Rowe Price in 2004.

The date of this supplement is February 14, 2019.

F42-042-S 2/14/19